Exhibit 10.6
FIFTH AMENDMENT TO LEASE
This FIFTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of September 3, 2021, by and among HARRAH’S JOLIET LANDCO LLC, a Delaware limited liability company (together with its successors and assigns, “Landlord”), DES PLAINES DEVELOPMENT LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Tenant”) and, solely for the purposes of the last paragraph of Section 1.1 of the Lease (as defined below), Propco TRS LLC, a Delaware limited liability company (“Propco TRS”).
RECITALS
WHEREAS, Landlord, Tenant and, solely for the purposes of the last paragraph of Section 1.1 of the Lease, Propco TRS are parties to that certain Lease (Joliet), dated as of October 6, 2017, as amended by that certain First Amendment to Lease (Joliet), dated as of December 26, 2018, as amended by that certain Omnibus Amendment to Leases, dated as of June 1, 2020, as amended by that certain Second Amendment to Lease (Joliet), dated as of July 20, 2020, as amended by that certain Third Amendment to Lease, dated as of September 30, 2020, as amended by that certain Amended and Restated Omnibus Amendment to Leases, dated as of October 27, 2020, and as amended by that certain Fourth Amendment to Lease, dated as of November 18, 2020 (collectively, as amended, the “Lease”), pursuant to which Landlord leases to Tenant, and Tenant leases from Landlord, certain real property as more particularly described in the Lease;
WHEREAS, on December 28, 2020, Bluegrass Downs Property Owner LLC conveyed to McCracken County, Kentucky certain real property interests associated with the former gaming and entertainment facility known as Bluegrass Downs located in Paducah, Kentucky, which facility was (prior to such conveyance) subject to the “Regional Lease” (as defined in the Lease) (the “Bluegrass Downs Transaction”), and the Bluegrass Downs Leased Property (as defined in the amendment to the Regional Lease being entered into concurrently with this Amendment in connection with the Bluegrass Downs Transaction and the LAD Transaction (as defined below)) was severed from the Regional Lease as of such date;
WHEREAS, on the date hereof, CEOC, LLC and Roman Holding Company of Indiana LLC, collectively as sellers (collectively, “Sellers”), and EBCI MezzCo LLC, as purchaser, are closing a purchase and sale transaction under that certain Equity Purchase Agreement, dated as of December 24, 2020, with respect to Sellers’ aggregate one hundred percent (100%) equity interest in Caesars Riverboat Casino, LLC, which entity operates the gaming and entertainment facility known as Caesars Southern Indiana (formerly known as Horseshoe Southern Indiana), located in Elizabeth, Indiana (and, together with Roman Holding Company of Indiana LLC, leases such facility pursuant to the terms of the “Regional Lease” (as defined in the Lease)) (the “Southern Indiana Transaction”); and
WHEREAS, in connection with the Bluegrass Downs Transaction and the Southern Indiana Transaction, the parties hereto desire to amend the Lease as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1.Definitions. Except as otherwise defined herein, all capitalized terms used herein without definition shall have the meanings applicable to such terms, respectively, as set forth in the Lease.
2.Amendments to the Lease.
a.Annual Minimum Cap Ex Amount. Article II of the Lease is hereby amended such that the definition of “Annual Minimum Cap Ex Amount” is hereby revised and modified to replace the reference therein to “One Hundred Fourteen Million Five Hundred Thousand and No/100 Dollars ($114,500,000.00)” with a reference to “One Hundred Eight Million Six Hundred Thousand and No/100 Dollars ($108,600,000.00)”.
b.Annual Minimum Per-Lease B&I Cap Ex Requirement. Landlord and Tenant hereby acknowledge, for the avoidance of doubt, that the Net Revenue attributable to the Southern Indiana Facility (as defined in the amendment to the Regional Lease being entered into concurrently with this Amendment in connection with the Bluegrass Downs Transaction and the Southern Indiana Transaction) for the 2020 Fiscal Year and the 2021 Fiscal Year shall not be included for purposes of calculating the Capital Expenditures required under Section 10.5(a)(ii) of the Lease.
c.Triennial Allocated Minimum Cap Ex Amount B Floor. Article II of the Lease is hereby amended such that the definition of “Triennial Allocated Minimum Cap Ex Amount B Floor” is hereby revised and modified to replace the reference therein to “Three Hundred Eleven Million and No/100 Dollars ($311,000,000.00)” with a reference to “Two Hundred Ninety Million and No/100 Dollars ($290,000,000.00)”.
d.Triennial Minimum Cap Ex Amount A. Article II of the Lease is hereby amended such that the definition of “Triennial Minimum Cap Ex Amount A” is hereby revised and modified to replace the reference therein to “Five Hundred Sixty-Six Million Seven Hundred Thousand and No/100 Dollars ($566,700,000.00)” with a reference to “Five Hundred Thirty-Seven Million Five Hundred Thousand and No/100 Dollars ($537,500,000.00)”.
e.Triennial Minimum Cap Ex Amount B. Article II of the Lease is hereby amended such that the definition of “Triennial Minimum Cap Ex Amount B” is hereby revised and modified to replace the reference therein to “Four Hundred Five Million Two Hundred Thousand and No/100 Dollars ($405,200,000.00)” with a reference to “Three Hundred Eighty-Four Million Three Hundred Thousand and No/100 Dollars ($384,300,000.00)”.

f.Partial Periods.
i.Section 10.5(a)(v)(b) of the Lease is hereby amended to (a) replace the reference therein to “Five Hundred Sixty-Six Million Seven Hundred Thousand and No/100 Dollars ($566,700,000.00)” with a reference to “Five Hundred Thirty-Seven Million Five Hundred Thousand and No/100 Dollars ($537,500,000.00)” and (b) replace the reference therein to “One Hundred Eighty-Eight Million Nine Hundred Thousand and No/100 Dollars ($188,900,000.00)” with a reference to “One Hundred Seventy-Nine Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and No/100 Dollars ($179,166,667.00)”,
ii.Section 10.5(a)(v)(c) of the Lease is hereby amended to (a) replace the reference therein to “Four Hundred Five Million Two Hundred Thousand and No/100 Dollars ($405,200,000.00)” with a reference to “Three Hundred Eighty-Four Million Three Hundred Thousand and No/100 Dollars ($384,300,000.00)” and (b) replace the reference therein to “One Hundred Thirty-Five Million Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($135,066,666.67)” with a reference to “One Hundred Twenty-Eight Million One Hundred Thousand and No/100 Dollars ($128,100,000.00)”, and
iii.The second sentence of Section 10.5(a)(v) of the Lease is hereby amended to (a) replace the reference therein to “Five Hundred Sixty-Six Million Seven Hundred Thousand and No/100 Dollars ($566,700,000.00)” with a reference to “Five Hundred Thirty-Seven Million Five Hundred Thousand and No/100 Dollars ($537,500,000.00)”, (b) replace the reference therein to “One Hundred Eighty-Eight Million Nine Hundred Thousand and No/100 Dollars ($188,900,000.00)” with a reference to “One Hundred Seventy-Nine Million One Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and No/100 Dollars ($179,166,667.00)”, (c) replace the reference therein to “Four Hundred Five Million Two Hundred Thousand and No/100 Dollars ($405,200,000.00)” with a reference to “Three Hundred Eighty-Four Million Three Hundred Thousand and No/100 Dollars ($384,300,000.00)” and (d) replace the reference therein to “One Hundred Thirty-Five Million Sixty-Six Thousand Six Hundred Sixty-Six and 67/100 Dollars ($135,066,666.67)” with a reference to “One Hundred Twenty-Eight Million One Hundred Thousand and No/100 Dollars ($128,100,000.00)”.
g.Regional Lease Section 22.2(vii) Transfer.
i.Landlord and Tenant hereby acknowledge and agree that the Southern Indiana Transaction shall be deemed to be, and treated as, a transfer of a Regional Facility by Regional Tenant in accordance with Section 22.2(vii) of the Regional Lease (including, without limitation, for purposes of any determinations under clause (6) of Section 22.2(vii) of the Lease), irrespective of whether or not Section 22.2(vii) or Section 22.9 of the Regional Lease is

applicable to the Southern Indiana Transaction. For the avoidance of doubt, after giving effect to the Southern Indiana Transaction, the percentage of the 2018 EBITDAR Pool that remains available for application to any and all subsequent transfers pursuant to Section 22.2(vii) of the Lease shall not exceed 18.4% in the aggregate.
ii.The amount of the 2018 EBITDAR Pool shall not be reduced as a result of the Southern Indiana Facility no longer being a Regional Facility under the Regional Lease, and, without limitation, Schedule 7 to the Lease (setting forth the 2018 Facility EBITDAR of Tenant and Regional Tenant) shall not be modified as a result of the Southern Indiana Transaction.
iii.The treatment of the Southern Indiana Transaction hereunder is not intended to serve as a precedent for the treatment of future dispositions (if any) which may be effectuated under any applicable provision of the Regional Lease.
h.Bluegrass Downs Transaction.
i.The amount of the 2018 EBITDAR Pool shall not be reduced as a result of the Bluegrass Downs Facility (as defined in the amendment to the Regional Lease being entered into concurrently with this Amendment in connection with the Bluegrass Downs Transaction and the Southern Indiana Transaction) no longer being a Regional Facility under the Regional Lease, and the removal of the Bluegrass Downs Facility from the Regional Lease shall not constitute a L1 Transfer or a L2 Transfer under the Regional Lease.
ii.The treatment of the Bluegrass Downs Transaction hereunder is not intended to serve as a precedent for the treatment of future dispositions (if any) which may be effectuated under any applicable provision of the Regional Lease.
3.No Other Modification or Amendment to the Lease. The Lease shall remain in full force and effect except as expressly amended or modified by this Amendment. From and after the date of this Amendment, all references in the Lease to the “Lease” shall be deemed to refer to the Lease as amended by this Amendment.
4.Governing Law; Jurisdiction. This Amendment shall be construed according to and governed by the laws of the jurisdiction(s) specified by the Lease without regard to its or their conflicts of law principles. The parties hereto hereby irrevocably submit to the jurisdiction of any court of competent jurisdiction located in such applicable jurisdiction in connection with any proceeding arising out of or relating to this Amendment.
5.Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Facsimile and/or .pdf signatures shall be deemed to be originals for all purposes.

6.Effectiveness. This Amendment shall be effective, as of the date hereof, only upon execution and delivery by each of the parties hereto.
7.Miscellaneous. If any provision of this Amendment is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Amendment will remain in full force and effect. Neither this Amendment nor any provision hereof may be changed, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of such change, modification, waiver, discharge or termination is sought. The paragraph headings and captions contained in this Amendment are for convenience of reference only and in no event define, describe or limit the scope or intent of this Amendment or any of the provisions or terms hereof. This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and permitted assigns.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the date hereof.

LANDLORD:
HARRAH’S JOLIET LANDCO LLC,
a Delaware limited liability company

By: /s/ David Kieske
Name: David Kieske
Title: Treasurer

[Signatures Continue on Following Pages]
[Signature Page to Fifth Amendment to Joliet Lease]

TENANT:
DES PLAINES DEVELOPMENT LIMITED PARTNERSHIP,
a Delaware limited partnership

By:     Harrah’s Illinois LLC,
    a Nevada limited liability company,
    its general partner

    By: /s/ Bret D. Yunker
Name: Bret D. Yunker
Title: Chief Financial Officer

[Signatures Continue on Following Pages]
[Signature Page to Fifth Amendment to Joliet Lease]

Acknowledged and agreed, solely for the purposes of the last paragraph of Section 1.1 of the Lease:
PROPCO TRS LLC,
a Delaware limited liability company

By: /s/ David Kieske
Name: David Kieske
Title: Treasurer

[Signatures Continue on Following Pages]
[Signature Page to Fifth Amendment to Joliet Lease]

CEOC, LLC hereby acknowledges this Amendment and reaffirms its joinder attached to the Lease.
CEOC, LLC,
a Delaware limited liability company

By: /s/ Bret D. Yunker
Name: Bret D. Yunker
Title: Chief Financial Officer
[Signature Page to Fifth Amendment to Joliet Lease]

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR
The undersigned (“Guarantor”) hereby: (a) acknowledges receipt of the Fifth Amendment to Lease (the “Amendment”; capitalized terms used herein without definition having the meanings set forth in the Amendment), dated as of September 1, 2021, by and among Harrah’s Joliet Landco LLC, a Delaware limited liability company, as Landlord, Des Plaines Development Limited Partnership, a Delaware limited partnership, as Tenant, and the other parties party thereto; (b) consents to the terms and execution thereof; (c) ratifies and reaffirms Guarantor’s obligations to Landlord pursuant to the terms of that certain Guaranty of Lease, dated as of July 20, 2020 (the “Guaranty”), by and between Guarantor and Landlord, and agrees that nothing in the Amendment in any way impairs or lessens the Guarantor’s obligations under the Guaranty; and (d) acknowledges and agrees that the Guaranty is in full force and effect and is valid, binding and enforceable in accordance with its terms.
    IN WITNESS WHEREOF, the undersigned has caused this Acknowledgment and Agreement of Guarantor to be duly executed as of September 1, 2021.

CAESARS ENTERTAINMENT, INC.

By: /s/ Bret D. Yunker
Name: Bret D. Yunker
Title: Chief Financial Officer